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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 29, 2000



                             TERRA INDUSTRIES INC.
            (Exact name of registrant as specified in its charter)



           Maryland                         1-8520               52-1145429
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


              Terra Centre
           600 Fourth Street
             P.O. Box 6000
            Sioux City, Iowa                    51102-6000
(Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code:  (712) 277-1340

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ITEM 5.   Other Events.
          ------------

     On February 29, 2000, Terra Industries Inc. issued the press release contained in Exhibit 1 hereto, which is incorporated by reference herein.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TERRA INDUSTRIES INC.



                                   By: /s/ Mark A. Kalafut
                                      --------------------------------------
                                      Mark A. Kalafut
                                      Vice President and Associate
                                      General Counsel


Date:  February 29, 2000




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